UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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|X| Definitive Proxy Statement.

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|_| Soliciting Material Pursuant to ss. 240.14a-12.

QUANTITATIVE GROUP OF MUTUAL FUNDS

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(Name of Registrant as Specified in its Charter)

N/A

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[LOGO] QUANT FUNDS

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IMPORTANT PROXY MATERIALS

FOR SHAREHOLDERS

QUANTITATIVE GROUP OF MUTUAL FUND -

QUANT EMERGING MARKETS FUND

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SPECIAL SHAREHOLDER MEETING - OCTOBER 25, 2005

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Please read this material carefully before voting.

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September 15, 2005

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Dear Shareholder:

While we encourage you to read the full text of the enclosed proxy statement, here’s a brief overview of matters to be voted upon. Your vote is important.

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A special meeting of shareholders of the Quant Emerging Markets Fund (the “Fund”), a series of Quantitative Group of Funds (the “Quant Funds”), will be held on October 25, 2005, to vote on an important proposal affecting Quant Emerging Markets Fund. As a shareholder, you are entitled to vote on these proposals. Details and instructions for voting are enclosed. We urge you to read this information carefully and to vote your shares so that your voice is heard.

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The proposal you are being asked to approve is an amended management contract with Quantitative Investment Advisors, Inc., the current manager to the Quant Funds, including Quant Emerging Markets Fund, which would result in an increase in the management fees paid with respect to Quant Emerging Markets Fund.

The Fund’s Board of Trustees recommends that you vote “FOR” the proposal, and the Trustees want you to understand the context and rationale for their recommendation.

Since the Fund was established, the manager has been committed to providing investment management services through a manager-of-managers approach. It has become clear that the low fee currently charged by the manager is insufficient to cover the costs of providing services to the Fund while continuing to provide quality services to shareholders.

Fee increases are never contemplated or proposed lightly. The Fund’s Board of Trustees, take very seriously their obligation to protect the interests of shareholders by ensuring that all fees are appropriate, fair and conducive to the efficient and effective operation of each Fund in the Quantitative Group of Funds, including Quant Emerging Markets Fund. They believe the proposal you are now being asked to approve meets these criteria, and will enable the Fund’s manager to continue to offer quality investment management and service to you and other shareholders.

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The following pages provide additional important information about the proposal you are being asked to consider. Please give this material your full attention so that you can cast an informed vote.

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If you have any questions before you vote, please call Quant Funds at 1-800-326-2151. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

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/s/ Willard L. Umphrey

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Willard L. Umphrey

President and Chairman

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QUANT EMERGING MARKETS FUND

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SPECIAL SHAREHOLDER MEETING - OCTOBER 25, 2005

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IMPORTANT VOTING INFORMATION FOR SHAREHOLDERS

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The Quantitative Group of Funds will hold a special shareholder meeting for shareholders of Quant Emerging Markets Fund (your “Fund” or the “Fund) on October 25, 2005, to consider and vote on an important proposal affecting your Fund. As a shareholder, you are entitled to vote on this proposal, and your Board of Trustees urges you to do so.

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YOUR VOTE IS IMPORTANT

The following Q&A provides a summary of the proposal and describes the convenient options available for voting your shares. (For a complete discussion of the proposals, please see the enclosed proxy statement.)

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To help reach the level of shareholder participation required, and to ensure that no additional expenses are incurred in associated with follow-up communications, please vote today, even if you plan to attend the special meeting on October 25, 2005. Simply follow the instructions on the enclosed proxy card(s). Your prompt action will ensure your voice is heard, so vote your shares now!

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1.	WHAT PROPOSALS AM I BEING ASKED TO CONSIDER?

Quantitative Group of Funds is asking you, as a shareholder of Quant Emerging Markets Fund, to consider and approve the following item:

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Adoption of an amended management contract for your Fund with Quantitative Investment Advisors, Inc., the current manager of Quant Emerging Markets Fund, which would result in an increase in the management fees paid with respect to the Fund.

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2.	HAS THE BOARD OF TRUSTEES APPROVED THIS PROPOSED CHANGE?

Yes. At a meeting held on July 27, 2005, the Board of Trustees of the Quantitative Group of Funds approved the proposal listed above and described in full in the enclosed proxy statement.

3.	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

The Board recommends that all eligible shareholders vote “FOR” the proposal.

4.	I HAVE OTHER ACCOUNTS WITH THE QUANTITATIVE GROUP OF FUNDS. WILL THEY BE AFFECTED?

No. The proposal affects only the Quant Emerging Markets Fund.

5.	WHY IS THE MANAGEMENT CONTRACT BEING AMENDED?

Since your Fund was established, Quantitative Investment Advisors, Inc. (the “Manager”), the investment manager to your Fund, has been committed to providing investment management services through a manager-of-managers approach. The Manager has not requested a fee increase since the Fund’s inception in 1994. However, it has become clear that the Manager set its fees at a low level and that a management fee increase is appropriate, particularly in light of escalating costs related to increased compliance, regulatory, and reporting requirements and in light of the Fund’s solid performance record.

The amended management contract provides a reasonable fee and expense structure for your Fund that reflects the costs associated with operating the Fund, while maintaining overall expenses at levels that are competitive with those of other similar emerging markets funds in the mutual fund industry.

6.	HOW WILL THE AMENDMENT TO THE MANAGEMENT CONTRACT AFFECT YOUR FUND?

The amended management contract will raise management fees and will increase the Fund’s total expenses.

7.	HOW WILL THE PROPOSED FEE FOR YOUR FUND COMPARE TO THOSE OF OTHER FUNDS?

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After adopting the higher fee, your Fund would be near the median for other similar offerings in the industry. (Please see page 13 of the proxy statement for a comparison of your Fund’s total expenses to those of similar funds in its industry peer group.)

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8.	AS A SHAREHOLDER, HOW WILL I BENEFIT FROM THE AMENDED MANAGEMENT CONTRACT?

The Board of Trustees has determined that the amended management contract is fair and reasonable to the Fund and to its shareholders because it would enable the Fund’s Manager to continue to offer you and other shareholders the quality service you have come to expect from the Quant Funds, and the potential to expand these shareholder services.

9.	WHEN WILL THE PROPOSED CHANGE TAKE EFFECT?

If approved by shareholders, the change to the management contract would likely be implemented in the fourth quarter of 2005.

10.	WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSALS?

Approval of the amended management contract requires the lesser of (1) more than fifty percent (50%) of the total outstanding shares of the Fund or (2) at least sixty-seven percent (67%) of the shares present at the shareholders’ meeting, either in person or by proxy, if more than fifty percent (50%) of the outstanding shares are represented.

11.	WHO IS ENTITLED TO VOTE ON THIS CHANGE?

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All Quant Emerging Markets Fund shareholders of record as of August 29, 2005, are eligible to vote on these proposals and are urged to do so.

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12.	WHEN AND WHERE IS THE SPECIAL SHAREHOLDERS’ MEETING?

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The special meeting of the shareholders of Quant Emerging Markets Fund has been scheduled for October 25, 2005, at 10:00 a.m. at 55 Old Bedford Road, Lincoln, MA 01773.

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14.	HOW CAN I VOTE?

You may vote by mail or in person.

By Mail:

Complete and return the enclosed proxy card(s)

In person:

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Attend the special shareholder meeting on October 25, 2005

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Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special shareholder meeting, you can vote in advance by mail.

Although the proxy solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by officers, Trustees or agents of Quant Funds, or employees, officers and/or agents of the Manager, none of whom will receive additional compensation for their solicitation efforts.

15.	WHO SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

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If you have questions related to the proxy material or need assistance in voting your shares, please contact Quantitative Investment Advisors, Inc., the Fund’s proxy solicitor, toll free at 800-326-2151.

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[LOGO] QUANT FUNDS

QUANTITATIVE GROUP OF FUNDS

QUANT EMERGING MARKETS FUND

55 Old Bedford Road

Lincoln, Massachusetts 01773

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

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TO BE HELD ON OCTOBER 25, 2005

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The Quantitative Group of Funds (the “Quant Funds”) will hold a special meeting of the shareholders of the Quant Emerging Markets Fund (the “Fund”) on October 25, 2005, at 10:00 a.m. at 55 Old Bedford Road, Lincoln, Massachusetts. The agenda for the meeting is:

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1.

To approve an amendment to the existing management contract between the Quant Funds and Quantitative Investment Advisors, Inc. which would result in an increase in the management fees paid with respect to the Fund.

2.	To address any other business that may properly come before the meeting or any adjournments thereof.

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The Board of Trustees of the Quant Funds has set August 29, 2005 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof. You may vote at the meeting (or any adjournments of the meeting) only if you were a shareholder of the Fund as of August 29, 2005.

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By Order of the Board of Trustees,

/s/ Elizabeth A. Watson

Elizabeth A. Watson

Clerk

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily by mail. Just follow the simple instructions that appear on your enclosed proxy card(s). Since we cannot hold the meeting unless a quorum is reached, please help avoid the expense of a follow-up mailing by voting today!

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If you plan to attend the meeting, please call 1-800-326-2151 to obtain an admission pass. In accordance with Quant Funds’ security procedures, a pass and appropriate picture identification will be required to enter the special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

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September 15, 2005

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[LOGO] QUANT FUNDS

QUANTITATIVE GROUP OF FUNDS

QUANT EMERGING MARKETS FUND

55 Old Bedford Road

Lincoln, Massachusetts 01773

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

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TO BE HELD ON OCTOBER 25, 2005

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The Board of Trustees (the “Board”) of the Quantitative Group of Funds (the “Quant Funds”) has called a special meeting of the shareholders of each of Quant Emerging Markets Fund (the “Fund”) to be held on October 25, 2005, at 10:00 a.m. at 55 Old Bedford Road, Lincoln, Massachusetts. At the special meeting, shareholders will vote on whether to:

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1.

To approve an amendment to the existing management contract between the Quant Funds and Quantitative Investment Advisors, Inc. which would result in an increase in the management fees paid with respect to the Fund.

2.	To address any other business that may properly come before the meeting or any adjournments thereof.

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At this time, the Board does not know of any other matters being presented at the meetings or any adjournments thereof.

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The accompanying proxy forms will be used to vote at the meeting of the Fund (or any adjournments of the meeting) being held on October 25, 2005, at 10:00 a.m. at 55 Old Bedford Road, Lincoln, Massachusetts. This proxy statement will first be mailed to shareholders on or about September 16, 2005.

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VOTING INFORMATION

How Do I Vote?

(1)	By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided; or

(2)	By voting in person at the special meeting.

Although the proxy solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by officers, Trustees or agents of Quant Funds, or employees, officers and/or agents of the Manager, none of whom will receive additional compensation for their solicitation efforts.

Can I Cancel or Change My Vote?

You may cancel or change your vote by simply voting again by: (1) executing and returning later-dated proxy forms or (2) voting in person at the meeting.

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If you return the proxy form, your vote must be received by 12:00 noon ET on October 24, 2005. If you vote in person at the meeting, you may vote any time up until the voting results are announced.

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How Does a Proxy Work?

When you vote by proxy, you are appointing the persons named on the proxy form as your agents to vote on your behalf at a meeting or any adjournments thereof. Unless you instruct them otherwise, they will vote FOR the approval of the amendment to the existing management contract. Although we are unaware of any other matters to be presented at the meeting, if other matters are brought before the meeting or any adjournments thereof, the proxies will vote your shares using their own best judgment. All proxies solicited by the Board of Trustees that are properly executed and received by the Clerk prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

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Shareholders of the Fund as of August 29, 2005 (the “Record Date”) will be eligible to vote at the meeting (or any adjournments thereof). Each outstanding full share of the Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes you will have at the meeting will depend upon how many shares you own in the Fund on the Record Date. All shareholders of record on the Record Date are entitled to vote. As of the Record Date, there were 4,766,738.665 aggregate shares outstanding in the Fund.

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Below is the number of shares of each Class of the Fund as of the Record Date:

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	Ordinary Shares	Institutional Shares
Quant Emerging Markets Fund	4,690,505.382	76,233.283

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How Many Votes Must Be Present for a Quorum or to Pass a Vote?

In order to hold the meeting and vote on the items on the agenda, we will need to have a quorum of shareholders present (in person or by proxy) at the meeting. A quorum means a majority of the votes that are entitled to be cast. In determining whether a quorum has been reached, abstentions and broker non-votes are counted as being present at the meeting.

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If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve the proposed item is not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the meeting in order to permit the solicitation of additional votes. Any of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate.

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The amendment to the management contract under Proposal 1 must be approved by shareholders of the Fund and will require the affirmative vote of either (1) more than 50% of the eligible votes of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the management contract, which means they will have the effect of a vote against this proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

PROPOSAL 1 -- APPROVAL OF THE AMENDMENT OF THE MANAGEMENT CONTRACT

The Board has approved, and recommends that the shareholders of Quant Emerging Markets Fund vote for the approval of, an amended management contract with respect to the Fund. Members of the Board who attended in person the July 27, 2005 meeting where the proposal was considered voted unanimously to approve the proposed amendment and to recommend that Fund shareholder vote for the proposal. Trustee Edward Burrows, who attended the meeting by telephone, concurred with both the approval of the amendment and the recommendation that Fund shareholders vote for the proposal.

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The Manager currently manages the Fund under a management contract, dated January 31, 1999, (the “Current Agreement”). It has become clear that the fee that the Manager has been charging under the Current Agreement is low. In light of escalating costs related to increased compliance, regulatory, and reporting requirements, the Manager has proposed an amendment to the management contract for the Fund (the “Proposed Amendment”). The Proposed Amendment will increase the level of management fee on the Quant Emerging Markets Fund. After thorough and deliberate consideration of shareholders’ interests and the Fund’s solid performance record, the Board of Trustees now is recommending that shareholders approve the Proposed Amendment. See page 11 for details on the fee to be charged under the Proposed Amendment.

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This proposal was designed to provide the Manager with a fee and expense structure for operating the Quant Emerging Markets Fund, so that overall expenses would continue to be competitive with other similar providers in the mutual fund industry.

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The details of why the Manager is seeking shareholder approval of the Proposed Amendment are discussed below. The factors considered by the Board in determining the reasonableness and fairness of the Proposed Amendment are described starting on page 12 under the heading “What did the Board Consider in Approving the Proposed Amendment?” The amended management contract is attached as Exhibit A.

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Why is the Manager seeking to increase the management fee for the Fund?

Since the Fund was established in 1994, the Manager has been committed to providing quality services to the Fund and its shareholders. It has become clear that the management fee that the Manager has been charging is low.

The Manager is requesting a management fee increase for Quant Emerging Markets Fund to enable the Manager to continue to manage the Fund and provide quality services to shareholders at reasonable prices. It has become increasingly expensive to operate the Fund due to higher compliance and regulatory costs and intensified competition for talented key legal, compliance and administrative personnel. With the proposed new management fee rate, the Manager will be able to:

•	Continue to manage the day-to-day business affairs of the Fund

•	Cover the costs of operating the Fund

•	Retain and attract highly qualified key professionals

•	Continue to offer a high level of service to our shareholders and take steps to enhance those services.

Even with the proposed fee increase, the Fund would continue to be among the mid-priced offerings in the industry.

If the Fund’s shareholders approve the Proposed Amendment, the increased fee is expected to go into effect on or about November 1, 2005.

Who is the Manager?

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Quantitative Investment Advisors, Inc. was founded in 1985 and is currently managing more than $500 million in mutual fund assets. The Manager has built its reputation as a manager-of-managers for the Quantitative Group of Funds, a four-fund family, utilizing quantitative investment strategies. For most investors, the Manager’s manager-of-managers approach represents an exclusive opportunity to gain access to the reputation and unique management expertise of selected subadvisers with a low minimum investment amount.

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What are the terms of the Current Agreement with the Manager, and how does the Proposed Amendment differ?

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Under the Current Agreement, the Manager manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Manager is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. Alternatively, the Manager may at its discretion select, contract with and supervise an investment subadvisor to provide an investment program for the Fund. The Manager has engaged a subadvisor, PanAgora Asset Management, Inc. (the “Subadvisor”), for Quant Emerging Markets Fund. The Manager, and not the Fund, pays the Subadvisor out of its own assets. No change in this subadvisory arrangement is being proposed or made.

The Manager also maintains the Funds’ books and records, prepares, on request, reports for the Board; makes available its officers to the Board for consultation and discussions regarding the management of the Funds, and provides certain general management services to the Funds. The fees paid to the Manager under the Current Agreement are set forth below in a chart comparing current and proposed investment management fees.

The Current Agreement was last submitted to a shareholder vote in 1999 and was last approved by the Board on April 5, 2005.

Other than the services that the Manager provides for the Funds, the Funds are responsible for all other expenses incurred in their operations including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy material, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of trustees, costs of printing and mailing the prospectus, statements of additional information, and financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Agreement. During the fiscal year ended March 31, 2005, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

In order for it to continue in effect, the Current Agreement must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement may be terminated at any time with respect to any Fund by that Fund or by the Manager, without penalty, on 60 days’ written notice. The Current Agreement will terminate automatically in the event of its assignment.

The Proposed Agreement contains terms that are substantially the same as the

Current Agreement, except for the following important difference:

•	The Proposed Amendment provides for an increase in the management fee for the Fund, as described below.

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The management fee under the Proposed Amendment does not cover certain expenses necessary to the Fund’s ordinary operation, including: custody services, transfer agency services, and regulatory fees. These charges are borne by the Fund directly and paid out of Fund assets.

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What are the proposed fees under the Proposed Amendment? How do they differ from the Current Agreement?

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Under both the Current Agreement and Proposed Amendment, the Fund pays the Manager a management fee that is calculated as a percentage of the average daily net assets for the Fund over each month at the annual rates set forth in the table below:

FUND	CURRENT AGREEMENT	PROPOSED AMENDMENT

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EMERGING MARKETS FUND	0.80%	1.00

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The table below shows the amount of management fees paid during the fiscal year ended March 31, 2005 with respect to Quant Emerging Markets Fund, along with the amount that would have been paid during the same period had the Proposed Amendment been in effect (“Pro Forma”), and the percentage increase that the pro forma fees represent:

FUND	CURRENT FEES	PRO FORMA FEES	% INCREASE

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EMERGING MARKETS FUND	$ 364,824	$456,031	25%

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While the new fee shown above would represent a moderate increase in management fee revenue to the Manager, the increase is not expected to result in undue profits to the Manager for the foreseeable future, due to the expenses that the Manager has incurred and continues to incur to operate the

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Fund. In addition, even with the new fee, the Fund would remain among the mid-priced funds in the industry. See page 13 for a comparison of the Fund’s total expense ratio with the median expense ratios of its peers.

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For information about the overall impact of the proposed new fee on the Fund’s total expense ratio, see “What Is the Overall Impact of the Proposal On the Fund’s Total Expense Ratio?” below.

What Factors Did the Board Consider in Approving the Proposed Amendment?

The proposal to approve the Proposed Amendment and present it to shareholders for their approval was carefully considered by the Board of Trustees at a meeting held on July 27, 2005. At this meeting, the Board, which was advised by independent counsel, deliberated over the Manager’s proposal. Before and at the meeting, the Board received information relating to the Proposed Amendment and was given the opportunity to ask questions and request additional information from the Manager. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on July 27, 2005, the Board determined that the arrangements under the Proposed Amendment were reasonable and fair to the Fund and shareholders. Therefore, the Board members present at the meeting voted unanimously to approve the Proposed Amendment, and submit the Proposed Amendment to shareholders for approval. Trustee Edward Burrows attended the meeting by telephone and concurred with the approval.

The Board considered that since the Fund was established, the Manager had set its fees at a low level. They also considered that the Manager had never previously asked for a fee increase. The Board considered that, over the life of the Fund, it has become increasingly expensive to operate the Fund due to the intensified competition for talented key legal, compliance and administrative personnel and higher compliance and regulatory costs.

The Board considered that the proposed management fee rate would enhance the Manager’s ability to manage the day-to-day business affairs of the Fund, cover the increasing costs of operating the fund, attract and retain highly qualified personnel, and increase the Manager’s ability to maintain and improve the quality of services to shareholders.

Significantly, they considered that the magnitude of the fee increase requested by the Manager was moderate and that, even after the fee increase, the Fund would earn only a modest profit for the Manager, and would continue to be among the mid-priced offerings in the industry.

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As part of its deliberations, the Board reviewed detailed information provided by the Manager relating to the nature, extent and quality of the services currently provided by the Manager and to be provided by the Manager under the Proposed Agreement. In particular, the Board reviewed detailed independent analysis of comparative expenses and performance data for each class of shares of the Fund, prepared by Lipper, Inc., a Reuters company that is an independent provider of investment company data (“Lipper”). In addition, the Board received financial information about the Manager, including an analysis of the profitability of the Manager’s operations, and the effect the proposed new fee would have on the profitability of the Manager. See below for specific factors considered by the Board during their deliberations.

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In determining whether to approve the Proposed Amendment, the Board reviewed the specific factors listed below. Note that for purposes of this discussion, for items marked with an asterisk (*), if the Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be).

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The Nature and Quality of Services. The Manager is an experienced manager-of-managers that has managed the Fund since 1994 and has managed the Quantitative Group of Funds since 1983. The Board believes that the Manager has carried out its responsibilities for managing the Fund in a professional manner and has provided high quality services for Fund shareholders.

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Performance. The Board considered that the Fund has performed well over the short- and long-term compared with the Fund’s benchmark as of June 30, 2005. The Fund also performed well against comparative peer-group performance data for the Fund prepared by Lipper, an independent third party, for each class of the Fund and against its performance benchmark. The Board was pleased with the Fund’s performance record and the Manager’s selection and supervision of the Fund’s subadvisor.

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The Fund outperformed its benchmark, Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index, for the three-, five- and ten-year and since inception (9/30/94) periods ended 06/30/05, but underperformed the benchmark over the one-year period.

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For the one-, two-, three-, four-, five- and 10-year periods ended 3/31/05, the Fund was in the first quintile (in this case, this is the highest quintile) of the universe of comparable funds identified by Lipper for performance comparison purposes (“Performance Universe”) (rankings for each period, respectively, were: 30 out of 179; 7 out of 173; 11 out of 156; 13 out of 133; 19 out of 113 and 9 out of 41). (For this purpose, ranking reference is to the Ordinary Share class)

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Fees Charged by Other Advisers. The Board considered the level of fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board noted that the management fee under the Current Agreement is significantly lower than fees of competitors, and that even with the proposed increase in management fee and increase in total expense ratios, the Fund would continue to be competitively priced and with pricing comparable to the pricing of the average fund within the universe of mutual funds in its competitive peer group.

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•

The Fund’s current management fee is in the first quintile (in this case, this is the lowest quintile) of the universe of comparable funds identified by Lipper for expense comparison purposes (“Expense Group”) (ranking 1 out of 12 funds) (for this purpose, median reference is to the Ordinary Shares class)

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The Fund’s new management fee would be less than the median (1.71%) of the universe of comparable funds identified by Lipper for expense comparison purposes (“Expense Group”) (for this purpose, median reference is to the Ordinary Shares class)

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The table below compares the estimated total expense ratio of each existing class of the Fund that would be subject to an increased fee under the

Proposed Amended Agreement with the Lipper median total expense ratio for the Fund’s peer group.

Quant Emerging Markets Fund	Proposed Total Expense Ratio	Median Lipper Total Expense Ratio	Difference
Ordinary Shares	2.16%	2.796%	-0.636%
Institutional Shares	1.66%	1.664%	-0.004%

Cost and Profitability. The Board considered Manager profitability data for fiscal year end March 31, 2005 and profitability on a pro forma basis assuming the proposed management fee increase had been in effect. The Board noted that even after increasing the management fee, the Fund would earn only a moderate profit for the Manager. The Manager believes that the Proposed Amendment would permit the Manager to operate for the foreseeable future at reasonable profit margins, which would also enable the Manager to maintain and improve the quality of services provided to shareholders. The Board considered that it will be able to review the profitability levels of the Manager annually during the Board’s yearly review of the Fund’s management arrangements to ensure that the Manager’s fees remain fair and reasonable and that its profits for managing the Fund are not excessive.

The Board to considered that the current and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA Patriot Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The proposed fee increase would enhance the Manager’s ability to attract and retain highly qualified legal, compliance and administrative professionals in the current competitive environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel. In addition, the cost of technology to update and maintain necessary systems for effective management operations continues to grow.

Economies of Scale. The Board considered that the Manager believes that some economies of scale will be achieved with significant growth in assets under management. The Board considered the Fund’s current and projected asset levels over the near term and concluded that fee breakpoints were not currently necessary. The Board instructed the Manager to prepare an analysis of fee breakpoints for presentation to Board at the next annual review of the manager contracted in April 2006.

What Is The Overall Impact Of The Proposal On The Funds’ Total Expense Ratios?

The table below provides data concerning the Fund’s fees and expenses (for each share class) as a percentage of average net assets for the Fund’s most recent full fiscal year ended March 31, 2005 under the Current Agreement and if the Proposed Amendment had been in effect during the same period. Note that, as indicated below, if the new fee had been in effect for the most recently completed fiscal year, the Fund’s total expense ratio would have been comparable to the median expense ratio for its peer group of mutual funds.

Quant Emerging Markets Fund	Management Fee	Other Expenses	Total Fund Operating Expenses
Ordinary Shares	0.80%	1.16%	1.96%
Institutional Shares	0.80%	0.66%	1.46%
Pro Forma
Ordinary Shares	1.00%	1.16%	2.16%
Institutional Shares	1.00%	0.66%	1.66%

The following example indicates the expenses you would pay under the current and proposed expense structure, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. Your actual cost may be higher or lower.

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This Example assumes that you redeem your shares at the end of the period:

Current Fee	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Emerging Markets Fund	$302	$725	$1,173	$2,420	$149	$462	$797	$1,746

Proposed Fee	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Emerging Markets Fund	$ 322	$ 785	$ 1,274	$ 2,625	$ 169	$ 523	$ 902	$ 1,965

This Example assumes that you do not redeem your shares at the end of the period:

Current Fee	Ordinary Shares				Institutional Shares
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Emerging Markets Fund	$199	$615	$1,057	$2,285	$149	$462	$797	$1,746
Proposed Fee	Ordinary Shares				Institutional Shares
Emerging Markets Fund	$ 219	$ 676	$ 1,159	$ 2,493	$ 169	$ 523	$ 902	$ 1,965

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ADDITIONAL INFORMATION

Beneficial Ownership

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Except as set forth in Schedule A, as of August 31, 2005, Quant Emerging Markets Fund does not know of any person who owns beneficially or of record 5% or more of the outstanding shares of any class of the Fund. As of that same date, the Trustees and officers of Quant Emerging Markets Fund, individually and in the aggregate, owned less than 1% of any class of the Fund, except as noted below.

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Name	Class	Shares	Percentage
Willard L. Umphrey	Institutional	41,376.99	56.88
Leon Okurowski	Institutional	4218.18	5.53

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Distributor

The shares of the Fund are distributed by U.S. Boston Capital Corporation “USBCC”), an affiliate of the Manager that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for USBCC is 55 Old Bedford Road, Lincoln, MA 01773.

Transfer Agent

The transfer agent for the Fund is Quantitative Investment Advisors, Inc. The address for the transfer agent is 55 Old Bedford Road, Lincoln, MA 01773.

OTHER MATTERS

Means of Soliciting Proxies

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by officers, Trustees or agents of Quant Funds, or employees, officers and/or agents of the Manager, none of whom will receive additional compensation for their solicitation efforts.

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The Funds have not retained an outside solicitor to assist in the solicitation of proxies. Quantitative Investment Advisors, Inc. will act as solicitor.

The costs of retaining a solicitor (if any), and other expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of proxies and the holding of the special meeting, will be borne by the Manager, and not by the Fund. Forms of proxy material may be distributed to shareholders through brokers, custodians and other like parties, and the Manager will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

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Proposals of Persons with Voting Rights

As a general matter, Quant Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Quant Funds’ shareholders should send such proposals to the Funds’ Clerk. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

ANNUAL REPORTS

IF YOU WOULD LIKE A FREE COPY OF THE QUANT FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, YOU CAN VISIT THE QUANT FUNDS’ WEB SITE AT WWW.QUANTFUNDS.COM. ALTERNATIVELY, YOU CAN CALL 1-800-326-2151 OR WRITE TO US AT 55 OLD BEDFORD ROAD, LINCOLN, MA 01773 TO REQUEST COPIES OF THESE DOCUMENTS.

EXHIBIT A

Management Contract

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

MANAGEMENT CONTRACT

Management Contract (“Contract”) dated as of January 31, 1999, between QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS, a Massachusetts business trust (the “Fund”) and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the “Manager”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a)

Subject always to the control of the trustees (the “Trustees”) of the Fund, the Manager, will, at its expense, manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, as amended, and its stated investment objectives, policies and restrictions as set forth in the then current Prospectus and/or Statement of Additional Information of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other written policies which the Trustees may from time-to-time determine and of which the Manager has received notice, and shall exercise the same care and diligence expected of the Trustees. In its management, supervision and conduct of the Fund’s affairs and business, the Manager will do all things necessary so that each series of the Fund (the “Series”) may qualify as a “regulated investment company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), and the Rules and Regulations thereunder.

(b)

Subject to the provisions of the Declaration of Trust and the Investment Company Act of 1940, as amended, (the “1940 Act”), the Manager may, at its expense, select and contract with investment advisers (the “Advisers”) for each of the Series and shall supervise any such Adviser. The Manager will compensate the Advisers for their services to the Fund from the fee paid to the Manager by the Fund pursuant to this Management Contract or from other funds available to the Manager.

(c)

The Fund hereby agrees with the Manager and with any Adviser selected by the Manger as provided in Section 1(b) hereof that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund and any Series thereof which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

(d)

Except to the extent that any such facilities are provided for any Series by its Adviser, the Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, but excluding shareholder accounting services. The Manager will pay the compensation, if any, of the officers of the Fund.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager, as compensation for the Manager’s services rendered, for the facilities furnished, and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate for each Series set forth in Schedule I. Such fee computed with respect to the net asset value of each of such Series shall be paid from the assets of such Series. Such aggregate average daily net asset value of the Series shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

In the event that the expenses of the Quantitative Small Cap Fund, Quantitative Growth and Income Fund, or Quantitative International Equity Fund exceed 2% of such Series’ average net assets, the compensation due the Manager with respect to such Series for such year shall be reduced and, if necessary, the Manager shall assume expenses of the Series, to the extent required to reduce the Series’ expenses to 2% of average net assets. Series expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, if any and shall be calculated before giving effect to any custody credits.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO
THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Series unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisors.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect as to each Series continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)   Either party hereto may at any time terminate this Contract as to any Series or as to the Fund as a whole by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)   If (i) the Trustees of the Fund, or the shareholders by the affirmative vote of a majority of the outstanding shares of any Series, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to such Series at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Series for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the one or more Series affected.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund or the Series, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

7.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, its partners, officers, directors, employees or agents or reckless disregard of the Manager’s obligations and duties hereunder, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder, provided however, that such limitation shall not apply to the extent such limitation violates Federal securities or other laws.

8.	LIMITS OF THE LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS

By: /s/ Willard L. Umphrey
Willard L. Umphrey
President

QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC.

By: /s/ Fredrick S. Marius
Frederick S. Marius
President

Schedule I to

Management Contract dated as of January 31, 1999

Between Quantitative Group of Funds d/b/a Quant Funds and

Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, Inc.

                Management Fee (as a

Series	Percentage of Net Assets)

Quantitative Small Cap Fund	1.00%
Quantitative Mid Cap Fund	1.00%
Quantitative Growth and Income Fund	0.75%
Quantitative Emerging Markets Fund	0.80%
Quantitative Foreign Value Fund	1.00%

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

AMENDMENT TO THE MANAGEMENT CONTRACT

Amendment dated _________, 2005 to the Management Contract (“Contract”) dated as of January 31, 1999, between QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS, a Massachusetts business trust (the “Fund”) and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the “Manager”).

Witnesseth:

Whereas, the termination of Quant Mid Cap Fund was approved by the Board of Trustees and Quant Mid Cap Fund was terminated as of December 31, 2004; and

Whereas, the Trust and Quantitative Advisors desire to amend the management fee payable to Quantitative Advisors under the Management Contract;

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Now, therefore, in consideration of the mutual covenants set forth in the Management Contract, the Trust and Quantitative Advisors agree that Schedule I to the Management Contract shall be amended as follows:

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Schedule I to

Management Contract dated as of January 31, 1999

and amended as of ___________, 2005

Between Quantitative Group of Funds d/b/a Quant Funds and

Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, Inc.

                Management Fee (as a

Series	Percentage of Net Assets)

Quantitative Small Cap Fund	1.00%
Quantitative Growth and Income Fund	0.75%
Quantitative Emerging Markets Fund	~~0.80% 1.00%~~
Quantitative Foreign Value Fund	1.00%

IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

By: _____________________________

Willard L. Umphrey

President

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

By: _____________________________

Willard L. Umphrey

President

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EXHIBIT A

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Principal Holders of Emerging Markets Fund Shares

The following is a list of all shareholders known by the Manager to own of record or beneficially 5% or more of any class of any of the Fund as of August 31, 2005:

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Shareholder	Ordinary Shares	Percent of Holdings
FSI/FundServ Account*	1,932,781.02	41.12

* Represents multiple underlying owners

Shareholder	Institutional Shares	Percent of Holdings
U.S. Boston Corp PSRP W. L. Umphrey Trustee	446,928.03	36.16
USB Corporation Employee Incentive Savings Plan	382,906.50	30.98
Willard L. Umphrey - SEP-IRA	165,533.16	13.39
Willard L. Umphrey - IRA Rollover	90,679.82	7.33
U.S. Boston Corp. PSRP L. Okurowski	68,376.66	5.53

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QUANTITATIVE GROUP OF FUNDS

PLEASE VOTE PROMPTLY

* * * * * * * * * * * * * * * * * *

Your vote is important, no matter how many shares you own. Please vote and sign in the space(s) provided below. Return your completed proxy card in the enclosed envelope today.

After careful review, the Board of Trustees [unanimously] has recommended a vote “FOR” the proposal.

Board of Trustees

QUANTITATIVE GROUP OF FUNDS

QUANT EMERGING MARKETS FUND

__________________________________________

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This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint Willard L. Umphrey and Elizabeth A. Watson as proxy of the signers, with power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at 55 Old Bedford Road, Lincoln, Massachusetts, on October 25, 2005 at 10:00 a.m. Eastern Time and at any adjournment, as specified herein and accordance with their best judgment, on any other business that may properly come before this meeting. This Proxy shall be voted on the proposal described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder’s best judgment as to any other matter. After careful review, the Board of Trustees recommends a vote “FOR” the following proposal:

QUANT EMERGING MARKETS FUND SHAREHOLDERS VOTE FOR PROPOSAL 1 BELOW

I vote my shares FOR Proposal 1

1.       Proposal to amend the management contract between the Quantitative Group of Funds and Quantitative Investment Advisors, Inc. to increase the management fee paid to Quantitative Investment Advisors, Inc. for Quant Emerging Markets Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Mark box at right for address change and note new address below:

Please be sure to sign and date this proxy. Please sign exactly as your name or names appear on this proxy card. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder Sign here_______________________________________________

Co-Owner	Sign here_______________________________________________

Date:_____________________________________, 2005

[Modify address if necessary]

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PROXY CARD

QUANTITATIVE GROUP OF FUNDS

SHAREHOLDERS OF QUANT EMERGING MARKETS FUND

PLEASE VOTE PROMPTLY

Your vote is important, no matter how many shares you own. Please vote, sign and date in the space(s) provided below. Return your completed proxy card in the enclosed envelope today.

This proxy is solicited on behalf of the Board of Trustees. Specify your desired action by a check mark in one of the boxes under Proposal 1 below. If you do not check a box, the persons named as proxies have discretionary authority which they intend to exercise by voting “FOR” PROPOSAL 1. The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and at any adjournment thereof.

The signers of this proxy card hereby appoint Willard L. Umphrey and Elizabeth A. Watson, and either of them, as proxy of the signers, with power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at 55 Old Bedford Road, Lincoln, Massachusetts, on October 25, 2005 at 10:00 a.m. Eastern Time and at any adjournment, as specified herein and accordance with their best judgment, on any other business that may properly come before this meeting with respect to all shares of Quant Emerging Markets Fund held by the signer(s) or with respect to which the signer(s) would be entitled to vote or act, with all the powers of the undersigned would possess if personally present. All proxies heretofore given by the signer(s) with respect to said meeting are hereby revoked. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder’s best judgment as to any other matter.

After careful review, the Board of Trustees recommends a vote “FOR” the following proposal:

Proposal 1

Proposal to amend the management contract between the Quantitative Group of Funds and Quantitative Investment Advisors, Inc. to increase the management fee paid to Quantitative Investment Advisors, Inc. for Quant Emerging Markets Fund.

☐ FOR	☐ AGAINST	☐ ABSTAIN

To transact any other business that may properly come before the meeting or any adjournment thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY. Please sign exactly as your name or names appear on this proxy card. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

___________________________________________
Signature of Shareholder Date
___________________________________________
Signature of Co-Shareholder Date

PLEASE RETURN YOUR PROXY PROMPTLY USING THE ENCLOSED ENVELOPE TO:

Quant Emerging Markets Fund, Attn: Proxy Dept., 55 Old Bedford Road, Lincoln, MA 01773

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